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                                                       EXHIBIT NUMBER (10)(i)(1)
                                                               TO 1995 FORM 10-K


                    [LETTERHEAD OF ANDERSEN CONSULTING LLP]

                                                                 January 4, 1996


Ms. Eli S. Barkhausen
Senior Vice President
The Northern Trust Company
50 South LaSalle Street CB-3N
Chicago, IL 60675



Dear Ms. Barkhausen:

As you know the Implementation Agreement between Andersen Consulting LLP and The Northern Trust dated September 30, 1991 expired on December 31, 1995. The purpose of this letter is to document our mutual consent to extend that Implementation Agreement for 90 days, through March 31, 1996, in order to allow us ample time to develop a mutually agreeable Agreement for our work going forward.

Thank you for the continued opportunity to assist The Northern Trust with this important project. If you have any questions about this letter please do not hesitate to contact me at (312) 630-0519.



Sincerely,


Jill B. Smart
Partner
Andersen Consulting LLP





Accepted by:                             Accepted by:
The Northern Trust                       Andersen Consulting LLP


By:    /s/ Eli S. Barkhausen             By:    /s/ Jill B. Smart
       -----------------------                  -----------------------
Title: Senior Vice President             Title: Partner
       -----------------------                  -----------------------
Date:  1/4/96                            Date:  January 4, 1996
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